SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 April 24, 2003
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                Date of Report (Date of Earliest Event Reported)



                                   ZiLOG, Inc.
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             (Exact name of Registrant as specified in its charter)





           Delaware                       001-13748             13-3092996
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     (State of Incorporation)    (Commission file number)    (I.R.S. Employer
                                                            Identification No.)


                                 532 Race Street
                           San Jose, California 95126
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          (Address of principal executive offices, including zip code)



                                 (408) 558-8500
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              (Registrant's telephone number, including area code)

Item 7. Exhibits

        Designation of
        Exhibit in
        This Report          Description of Exhibit

        99.1                 ZiLOG press release dated April 24, 2003

Item 9. Information Provided Under Item 9 (Regulation FD Disclosure) and Item 12 (Results of Operations and Financial Condition)

     The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

     On April 24, 2003, ZiLOG, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ZiLOG, INC.



                                   By: /s/ Perry Grace
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                                   Perry Grace
                                   Vice President and Chief Financial Officer

Date: April 24th, 2003